BABSON-
Stewart Ivory
International
FUND


Annual Report
June 30, 1998


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group


Message
To Our Shareholders

At June 30, 1998, the net asset value of Babson-Stewart Ivory International Fund was $19.65, representing a total return (price change and reinvested distributions) of -1.60% for the quarter, and 6.48% for the fiscal year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

		              Investment Results - Total Return
                                Periods Ended 6/30/98
                                Second Quarter  Previous Twelve
                                1998            Months

BSIIF                          -1.60%            6.48%
MSCI EAFE* Index**              1.13%            6.38%
MSCI World Index**              2.12%           17.47%
S&P 500 Index**                 3.30%           30.15%
Lipper International Funds
  (avg. funds 570 and
  544, respectively)            0.72%            8.19%
*Europe, Australia, Far East
**unmanaged

While the portfolio's overall performance was about even with the benchmark index for the fiscal year, the lastest quarter's performance was slightly below that index, which was led by strength in continental Europe. Our record was hurt by poor market results in Japan, Asia and in the emerging markets (the latter not represented in the index). The portfolio's performance was better than local indices in the UK and in Asia ex-Japan but did not keep pace with market rises in continental Europe.

New holdings were established in the following securities over the six month period: Companhia Energetica de Minas (electric utility) in Brazil, Pliva (pharmaceuticals) in Croatia, TeleDanmark (telecoms) in Denmark, AXA-UAP (insurance, financial services), Danone (food products), St. Gobain (building materials) in France, Irish Life (insurance) in Ireland, Banca di Roma (banking), Telecom Italia (telecoms) in Italy, Ito-Yokado (supermarket chain), Matsushita Communication (industrial electronics), Olympus Optical (precision instruments, cameras), Terumo (medical equipment) in Japan, Grupo Modelo (brewing) in Mexico, VNU (publishing) in the Netherlands, Bank Handlowy (banking) in Poland, Banco Santander (banking) and Mapfre Vida Seguro (insurance) in Spain, Nestle (food products) in Switzerland, Thai Farmers Bank (banking) in Thailand, Glaxo Wellcome (pharmaceuticals) and Reckitt & Colman (household goods) in the UK.

Portfolio eliminations included: Guilbert and SEB (France), Johnson Electric, South China Morning Post and Swire Pacific (Hong Kong), Bank of Tokyo-Mitsubishi, Hirose, Hoya, Keyence, Kurita Water, Nichiei, Omron and Sumitomo Electric Industries (Japan), Samsung (Korea), Haw Par Brothers (Singapore), Ciba Specialty Chemicals and Roche (Switzerland), Alumasc, Argos, British Sky Broadcasting, Marks & Spencer and Reed International (UK).

While the principal western economics have continued to enjoy stable growth and low inflation, the same cannot be said for most of Asia. The economic downturn in Japan and in Asia generally, following the currency and fiscal crisis of 1997, has caused forecasts for corporate profits and economic growth to be downgraded, and renewed turmoil in Asian markets has resulted in volatile performance in many areas.

The U.S. economy has maintained a high rate of growth, with virtually non-existent inflation. There are some signs that this positive scenario may be coming to an end, with export growth faltering due to the Asian slowdown and falling productivity growth. However, the service economy remains strong and we could see the first budget surplus for 30 years, so the overall economy appears to be well balanced. Despite valuation concerns following recent market strength, the climate for equity investment remains benign.

The economic environment in Europe is also favorable for equities, with strong growth in the principal economies as they continue to climb out of recession, boosted by the impact of monetary union on peripheral regions. Valuations are high but should be sustainable as profit growth continues, and Europe remains a preferred area for investment, given the uncertainty in Asia. Inflation appears to be more of a threat in the UK, where the manufacturing economy is in recession due to the strength of sterling. Overall corporate earnings growth should remain at a reasonable level, however, and with UK equities offering value in an international context and benefiting from recovery elsewhere in Europe, we are likely to maintain an above-index portfolio weighting.

Prospects for the Japanese currency and stock market remain uncertain. U.S. support for the yen, with the first concerted intervention since 1995, has provided temporary relief. However, the Japanese authorities seem incapable of formulating a credible economic policy to revive domestic demand, while piecemeal measures to help insolvent banks have further reduced confidence in the currency. Institutional and private investors retain large cash holdings, but companies continue to unwind their cross holdings, putting further pressure on the Japanese market.

Elsewhere in Asia, the Japanese recession has undermined regional trade. Despite an improved competitive position resulting from lower exchange rates, companies are finding it difficult to secure necessary credit to fund increased production. Competitive devaluation could well continue as the "pegging" of the Hong Kong currency to the U.S. dollar and the present valuation of the Chinese currency remain under threat.

Concerns over the financial crisis in Asia are beginning to impact the availability of financing elsewhere and investment outside the principal developed markets will be confined to specific high quality situations. Our bias toward major Western developed markets is likely to continue, as these economies are stable and prospects for earnings growth are favorable. Elsewhere the economic and structural problems in Japan are deep-seated and politicians appear unwilling to tackle them effectively, while other Asian markets suffer from declining regional trade, lack of credit and depressed asset prices.

Thank you for your continuing interest in Babson-Stewart Ivory
International Fund.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President

Babson-Stewart Ivory International Fund versus Morgan Stanley Capital International EAFE Index

CHART

Babson-Stewart Ivory International Fund's average annual compounded total returns for one, five, and ten year periods as of June 30, 1998, were 6.48%, 11.67% and 10.56%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.



STATEMENT OF NET ASSETS
June 30, 1998

Shares  Company and Description                                   Market Value
COMMON STOCKS - 96.85%
AUSTRALIA - 1.96%
        55,000  Brambles
                  (Transport, plant services)                   $    1,081,936
        47,500  Lend Lease
                  (Real estate)                                        962,705
                                                                     2,044,641
BELGIUM - 1.88%
         2,500   Colruyt
                  (Food retailer)                                    1,962,893
BRAZIL - 0.59%
	19,580	Companhia Energetica de Minas
                 (Electric utility)                                    617,955
CHILE - 1.41%
	70,000	Andina
                  (Coca-Cola franchisee)                             1,093,750
	42,000	Quinenco
                  (Holding company)                                    378,000
                                                                     1,471,750
CROATIA - 0.49%
	32,000	Pliva
                  (Pharmaceuticals)                                    512,000
DENMARK - 2.86%
         9,100  Novo Nordisk
                  (Pharmaceuticals)                                  1,255,812
	18,000	TeleDanmark
                  (Telecoms)                                         1,729,384
                                                                     2,985,196
FRANCE - 7.37%
        11,000  AXA-UAP
                  (Insurance, financial services)                    1,237,243
         2,750  Comptoirs Modernes
                  (Food retailer)                                    1,432,837
         3,000  Danone
                  (Food products)                                      827,200
         2,500  L'Oreal
                  (Cosmetics)                                        1,390,658
         6,000  St. Gobain
                  (Building materials)                               1,112,526
	13,000	Total
                  (Oil major)                                        1,690,127
                                                                     7,690,591
GERMANY - 11.16%
	19,700	Bayerische Vereinsbank
                  (Banking)                                          1,671,297
         6,500  Fresenius
                  (Pharmaceuticals, medical equipment)               1,232,638
         1,680  Linde
                  (Engineering)                                      1,155,119
	25,000	Mannesmann
                  (Telecoms and engineering)                         2,571,460
         3,000  SAP
                  (Computer software)                                2,037,761
	40,000	SKW Trostberg
                  (Chemicals)                                        1,441,681
	23,000	Veba
                  (Utility)                                          1,547,617
                                                                    11,657,573
HONG KONG - 2.99%
     2,200,000  CDL Hotels
                  (Regional hotel group)                               653,072
       381,000  Dickson Concepts
                  (Retailing)                                          531,079
     1,700,000  Gold Peak
       340,000 wts. (Batteries)                                        588,462
       820,000  Shaw Bros.
                  (T.V. network, film production and distribution)     497,419
                  (Electronic learning aids)                           856,415
                                                                     3,126,447
HUNGARY - 1.02%
	13,500	Gedeon Richter
                  (Pharmaceuticals)                                  1,066,500
IRELAND - 1.91%
	70,000	Irish Life
                  (Insurance)                                          645,322
       100,000  Kerry Group
                  (Food manufacturer)                                1,352,457
                                                                     1,997,779
ITALY - 5.58%
       350,000  Banca di Roma
                  (Banking)                                            728,859
       250,000  Credito Italiano
                  (Financial services)                               1,309,273
       114,000  Luxottica
                  (Eyeglass frames)                                  1,767,000
       300,000  Telecom Italia
                  (Telecoms)                                         2,022,372
                                                                     5,827,504
JAPAN - 11.68%
	29,000	Bridgestone
                  (Tires)                                              687,929
	13,400	Circle K
                  (Conveniece stores)                                  468,084
	17,000	Fuji Photo
                  (Film)                                               593,838
	18,000	Ito-Yokado
                  (Supermarket chain)                                  850,076
           300  Kurita Water
                  (Water treatment equipment)                            3,558
	32,000	Matsushita Communication
                  (Industrial electronics)                             847,038
	86,000	Mitsubishi Trust
                  (Trust bank)                                         733,304
           111  Nippon Telegraph & Telephone
                  (Telecommunications)                                 923,194
	88,000	Olympus Optical
                  (Precision instruments, cameras)                     767,542
	18,700	Promise
                  (Consumer lending)                                   772,235
	69,000	Ricoh
                  (Office automation equipment)                        729,074
         2,000  Rohm
                  (Electronic components)                              206,118
           300  Santen Pharmaceutical
                  (Ophthalmic drugs)                                     3,296
	11,000	Sony
                  (Consumer electronics)                               950,676
       124,000  Suzuki
                  (Cars, motorcycles)                                1,129,963
	32,000	Takeda
                  (Pharmaceuticals, chemicals)                         853,981
	40,000	Terumo
                  (Medical equipment)                                  636,436
	14,000	TDK
                  (Electronic components)                            1,037,825
                                                                    12,194,167
KOREA - 0.02%
         3,300  SK Telecom
                  (Cellular phone network)                              18,356
MALAYSIA - 0.33%
       400,000  Perlis Plantations
                  (Trading, mining, agriculture)                       346,967
MEXICO - 0.85%
	57,000	Grupo Modelo
                  (Brewing)                                            484,013
	23,000	Kimberly Clark de Mexico
                  (Paper products)                                     403,650
                                                                       887,663
NETHERLANDS - 8.09%
	45,000	Ahold
                  (Supermarkets)                                     1,445,579
	25,000	ING Group
                  (Financial services)                               1,638,175
	45,000	Numico
                  (Nutrition and health care products)               1,410,159
	21,000	Philips
                  (Electronics)                                      1,766,572
	30,000	VNU
                  (Publishing)                                       1,090,641
         8,000  Wolters Kluwer
                  (Publisher)                                        1,098,807
                                                                     8,449,933
PHILIPPINES - 0.25%
       100,800  Benpres*
                  (Infrastructure-related holding company)             259,200
POLAND - 0.59%
	32,000	Bank Handlowy
                  (Banking)                                            611,200
PORTUGAL - 1.01%
	22,000	Jeronimo Martins
                  (Food distributors)                                1,057,573
RUSSIA - 0.27%
         8,300  LUKoil
                  (Oil)                                                278,880
SINGAPORE - 0.40%
        17,000  wts. Haw Par Brothers
                  (Diversified manufacturing & services)                 2,018
       120,000  Robinson
                  (Department store)                                   306,231
       274,000  Trans-Island Bus Services
                  (Bus transport)                                      107,323
                                                                       415,572
SPAIN - 3.06%
	20,000	Banco Popular
                  (Banking)                                          1,705,901
	30,000	Banco Santander
                  (Banking)                                            767,851
	15,000	Mapfre Vida Seguro
                  (Insurance)                                          716,009
                                                                     3,189,761
SWEDEN - 3.40%
	25,600	Hennes & Mauritz
                  (Retailing)                                        1,633,701
       262,000  Nordbanken Holding
                  (Swedish/Finnish banking)                          1,921,640
                                                                     3,555,341
SWITZERLAND - 3.35%
           400  Nestle
                  (Food products)                                      857,426
         1,000  Novartis
                  (Pharmaceuticals and chemicals)                    1,668,098
         1,500  Phoenix Mecano
                  (Customized electric casings)                        970,746
                                                                     3,496,270
THAILAND - 0.30%
       350,000  Thai Farmers Bank
                  (Banking)                                            308,945
UNITED KINGDOM - 24.03%
       151,000  Bowthorpe
                  (Electronics components, instruments)              1,319,873
       164,000  Cattles
                  (Consumer loans)                                   1,642,985
       192,000  Electrocomponents
                  (Electronics)                                      1,506,737
	72,000	Glaxo Wellcome
                  (Pharmaceuticals)                                  2,162,729
	82,000	Granada
                  (Hotels, leisure)                                  1,508,808
	96,000	Hays
                  (Business services)                                1,610,927
UNITED KINGDOM  (Continued)
       129,000  Lloyds TSB
                  (Banking)                                          1,806,056
       442,000  Morrison Supermarkets
                  (Supermarkets)                                     2,228,782
       120,000  Northern Rock
                  (Mortgage bank)                                    1,061,929
	75,205	Reckitt & Colman
                  (Household goods)                                  1,436,518
       112,000  Scottish & Newcastle
                  (Brewing, hotels and leisure)                      1,585,814
       162,000  Shell
                  (Oil major)                                        1,141,474
       148,774  SmithKline Beecham
                  (Pharmaceuticals)                                  1,817,104
	97,000	Smiths Industries
                  (Instrumentation)                                  1,344,275
	92,000	Spirax-Sarco Engineering
                  (Steam controls)                                     808,001
       166,000  Vodafone
                  (Cellular telephone network)                       2,107,879
                                                                    25,089,891

TOTAL COMMON STOCKS - 96.85%                                       101,120,548
(Cost $77,062,584)

Short-Term Investments - 2.75%                                       2,870,904
(Cost $2,870,722)

TOTAL INVESTMENTS - 99.60%                                      $  103,991,452
(Cost $79,933,306)


Other assets less liabilities - 0.40%                                  412,943
TOTAL NET ASSETS - 100.00%
	(equivalent to $19.65 per share;
        10,000,000 shares of $1.00 par value
        capital shares authorized;
        5,313,916 shares outstanding)                            $ 104,404,395

For federal income tax purposes, the identified cost of investments owned at June 30, 1998, was $80,605,167.
Net unrealized appreciation for federal income tax purposes was $23,386,285 which is comprised of unrealized appreciation of $30,147,870 and unrealized depreciation of $6,761,585.
*Securities on which no cash dividends were paid during the preceding year.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998
ASSETS:
  Investments, at market value (identified cost $79,933,306)    $  103,991,452
  Cash                                                                   1,564
  Receivable for investments sold                                    1,462,769
  Dividends receivable                                                 165,828
  Interest receivable                                                      311
  Foreign tax receivable                                               108,588
    Total assets                                                   105,730,512

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                  1,213,121
  Accrued expenses                                                      92,772
  Foreign tax withholding liability                                     20,224
    Total liabilities                                                1,326,117
NET ASSETS                                                      $  104,404,395

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $   78,783,544
  Accumulated undistributed income:
    Undistributed net investment income                                183,077
    Accumulated net realized gain from investments and
      foreign currency transactions                                  2,177,589
  Accumulated distributions in excess of realized capital gains       (799,334)
  Net unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 24,059,519
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  104,404,395

Capital shares, $1.00 par value
  Authorized                                                        10,000,000

  Outstanding                                                        5,313,916

NET ASSET VALUE PER SHARE                                       $        19.65

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended June 30, 1998
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)                   $    1,510,862
    Interest                                                           124,694
    Foreign exchange loss                                              (31,350)
                                                                     1,604,206
  Expenses:
    Management fees (Note 3)                                           995,338
    Custodian fees                                                     220,205
                                                                     1,215,543
      Net investment income                                            388,663

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

  Net realized gain (loss) from:
    Investment transactions                                          9,493,520
    Foreign currency transactions                                   (3,102,990)
  Net increase (decrease) in unrealized appreciation on:
    Investments                                                       (410,278)
    Translation of assets and liabilities in foreign currencies          6,039
      Net gain on investments and foreign currency                   5,986,291
      Increase in net assets resulting from operations           $   6,374,954

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1998

                                                                                         1998                  1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                         $     388,663         $     425,516
  Net realized gain from investments and foreign currency transactions              6,390,530             1,705,229
  Net increase (decrease) in unrealized appreciation on investments and
    translation of assets and liabilities in foreign currencies                      (404,239)            7,320,962
    Net increase in net assets resulting from operations                            6,374,954             9,451,707
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                              (346,648)             (284,454)
  Net realized gain from investment transactions                                   (5,120,557)           (1,107,773)
    Total distributions to shareholders                                            (5,467,205)           (1,392,227)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 2,160,509 and 2,901,266 shares sold                                41,329,883            52,703,314
  Net asset value of 262,117 and 67,664 shares issued for
    reinvestment of distributions                                                   4,600,016             1,250,169
                                                                                   45,929,899            53,953,483
  Cost of 2,772,555 and 1,753,176 shares redeemed                                 (53,065,614)          (31,634,433)
    Net increase (decrease) from capital share transactions                        (7,135,715)           22,319,050
      Total increase (decrease) in net assets                                      (6,227,966)           30,378,530

NET ASSETS:
  Beginning of year                                                               110,632,361            80,253,831

  End of year (including undistributed net investment income
    of $183,077 in 1998 and $141,062 in 1997)                                   $ 104,404,395        $  110,632,361

*Distributions to shareholders:
  Income dividends per share                                                    $        .065        $         .050
  Capital gains distribution per share                                          $        .957        $         .230

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices.
Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Unrealized appreciation of certain foreign investments has resulted in distributions of taxable income and are reflected in accumulated distributions in excess of realized capital gains.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

Reclassifications - Certain reclassifications have been made to the prior year financial statements to conform with current presentation.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions (exclusive of short-term investments and currency transactions) during the year ended June 30, 1998, were as follows:

        Purchases               $ 50,645,064
        Proceeds from sales       61,395,035

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies (including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co. Inc. and Stewart Ivory & Company, Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones & Babson, Inc. at an annual rate of 475/1000 of 1% (0.475%) of the average daily total net assets of the Fund. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., David L. Babson & Co. Inc. and/or Stewart Ivory & Company, Ltd.


FINANCIAL HIGHLIGHTS
The following table sets forth information as to capital and income changes or a share outstanding for each of the five years in the period ended
June 30, 1998:

                                                                  1998    1997    1996    1995    1994
Net asset value, beginning of year                              $19.53  $18.04  $15.96  $16.41  $13.97

Income from investment operations:
  Net investment income                                           0.08    0.07    0.07    0.16    0.05
  Net gains on securities and foreign currency transactions
    (both realized and unrealized)                                1.07    1.70    2.85    0.23    3.01
    Total from investment operations                              1.15    1.77    2.92    0.39    3.06

Less distributions:
  Dividends from net investment income                          (0.07)  (0.05)  (0.08)  (0.17)  (0.04)
  Distributions from capital gains                              (0.96)  (0.23)  (0.65)  (0.67)  (0.58)
  Distributions in excess of realized capital gains               -       -     (0.11)  -       -
Total distributions                                             (1.03)  (0.28)  (0.84)  (0.84)  (0.62)
Net asset value, end of year                                    $19.65  $19.53  $18.04  $15.96  $16.41

Total return                                                        6%     10%     19%      3%     22%


Ratios/Supplemental Data

Net assets, end of year (in millions)                           $  104  $  111  $   80  $   65  $   47
Ratio of expenses to average net assets                          1.16%   1.19%   1.26%   1.30%   1.32%
Ratio of net investment income to average net assets             0.37%   0.47%   0.44%   1.13%   0.34%
Portfolio turnover rate                                            48%     40%     33%     37%     60%

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Babson-Stewart Ivory International Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Babson-Stewart Ivory International Fund, Inc. (a Maryland corporation), including the statement of net assets as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Babson-Stewart Ivory International Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1998


This report has been prepared for the information of the Shareholders of Babson-Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JB3C-2                          8/98